Exhibit 99.1

DC&M PARTNERS, L.L.C.

FINANCIAL STATEMENTS

December 31, 2015 and 2014

Exhibit 99.1 -- Page 1

DC&M PARTNERS L.L.C.
FINANCIAL STATEMENTS
TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	3

FINANCIAL STATEMENTS

Balance Sheets	4

Statements of Income and Comprehensive Income	5

Statements of Changes in Members' Equity	6

Statements of Cash Flows	7

Notes to Financial Statements	8-13

Exhibit 99.1 -- Page 2

CERTIFIED PUBLIC ACCOUNTANTS REPORT OF INDEPENDENT
 REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Members,

We have audited the accompanying balance sheets of DC&M Partners, L.L.C. (the "Company") as of December 31, 2015 and 2014 and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ram Associates
Ram Associates
Hamilton, NJ
October 11, 2016.

3240  EAST  STATE  STREET  EXT.  +  HAMILTON, NJ08619  +   (609)  631-9552/63    1-9553     +     FAX  (888) 319-8898
PKRAM@RAMASSOCIATES.US

Exhibit 99.1 -- Page 3

DC&M PARTNERS L.L.C.
Balance Sheets

	December 31,
	2015	2014
ASSETS

CURRENT ASSETS
Cash	$1,171,274	$1,402,294
Accounts receivable, net	3,940,153	2,610,165
Prepaid expenses	47,181	45,709
TOTAL CURRENT ASSETS	5,158,608	4,058,168

PROPERTY AND EQUIPMENT, NET	1,780	-

OTHER ASSETS
Security deposits	1,263	1,263
Note receivable from member	-	-
Other assets	5,406	42,063
TOTAL OTHER ASSETS	6,669	43,326

TOTAL ASSETS	$5,167,057	$4,101,494

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$2,541,090	$1,531,271
Accrued expenses	2,398	3,833
Income tax payable	79,667	54,370
TOTAL CURRENT LIABILITIES	2,623,155	1,589,474

LONG-TERM LIABILITIES
Deferred Compensation	449,469	449,469
TOTAL CURRENT AND LONG-TERM LIABILITIES	3,072,624	2,038,943

MEMBERS' EQUITY	2,094,433	2,062,551
TOTAL MEMBERS' EQUITY	2,094,433	2,062,551

TOTAL LIABILITIES AND MEMBERS' EQUITY	$5,167,057	$4,101,494

 See accompanying notes to financial statements

Exhibit 99.1 -- Page 4

DC&M PARTNERS, L.L.C.
Statements of Income and Comprehensive Income

	Year Ended December 31,
	2015	2014
REVENUES	$17,865,584	$16,341,331
COST OF SALES	14,518,816	13,477,468
Gross profit	3,346,768	2,863,863
OPERATING EXPENSES	2,182,795	1,825,362
Income from operations	1,163,973	1,038,501
OTHER INCOME (EXPENSES)
Interest income	263	293
Other income	9,000	9,000
Interest expense	(117)	(25)

TOTAL OTHER EXPENSE	9,146	9,268
Income before income tax expense	1,173,119	1,047,769
Income tax expense	87,180	34,660
	1,085,939	1,013,109
Other comprehensive income (loss):
Foreign currency translation adjustment	-	(7,251)
Net income	$1,085,939	$1,005.858

See accompanying notes to financial statements

Exhibit 99.1 -- Page 5

DC&M PARTNERS, L.L.C.
Statement of Members' Equity

	MACT		Lucid
	Holdings, LLC	Housenkens LLC	Solutions, Inc.	Total

Balance at December 31, 2013	$631,252	$632,192	$632,433	$1,895,877

Net Income	352,050	352,050	301,758	1,005,858

Member Distributions	(279,728)	(279,728)	(279,728)	(839,184)

Balance at December 31, 2014	703,574	704,514	654,463	2,062,551

Net Income	380,079	380,079	325,781	1,085,939

Member Distributions	(351,352)	(351,352)	(351,353)	(1,054,057)

Balance at December 31, 2015	$732,301	$733,241	$628,891	$2,094,433

See accompanying notes to financial statements

Exhibit 99.1 -- Page 6

DC&M PARTNERS, L.L.C.
Statements of Cash Flows

	Year Ended December 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,085,939	$1,005,858
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	511	1,727
Changes in assets and liabilities:
Accounts receivable	(1,329,988)	(95,838)
Prepaid expenses	(1,472)	(7,834)
Note receivable	39,157	-
Other assets	(2,500)	-
Accounts payable	1,009,819	218,989
Accrued expenses	(1,434)	2,131
Income tax payable	25,296	12,569
Long term deferred compensation	-	(5,000)
Net cash provided by operating activities	825,328	1,130,934

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(2,291)	(1,668)
Net cash provided by/(used in) investing activities	(2,291)	(1.668)

CASH FLOWS FROM FINANCING ACTIVITIES
Partner distributions	(1,054,057)	(839,184)
Net cash used in financing activities	(1,054,057)	(839,184)

Net decrease in cash and cash equivalents	(231,020)	291,750

Cash at beginning of year	1,402,294	1,110,544

Cash at end of year	$1,171,274	$1,402,294

See accompanying notes to financial statements

Exhibit 99.1 -- Page 7

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

NOTE 1 - NATURE OF OPERATIONS

DC&M Partners, L.L.C. (the "Company"), was formed in the State of Arizona on January 29, 2007. The Company provides clients with a wide range of SAP development, consultancy and management services.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Company has adopted the Financial Accounting Standards Board ("FASB") Codification ("Codification" or "ASC").  The Codification is the single official source of authoritative accounting principles generally accepted in the United States of America ("U.S. GAAP") recognized by the FASB to be applied by nongovernmental entities.  All of the Codification's content carries the same level of authority.

USE OF ESTIMATES

The  preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with FASB ASC 985-605-25-79. Revenue is derived from time and expense contracts and is recognized as the services are performed. Revenue received as reimbursements of billable expenses are reported gross within revenue and the related expenses are recorded in operating expenses. Unbilled revenue comprises of revenue recognized in relation to efforts incurred on time and expense contracts not billed at period end where services are performed in accordance with agreed terms. Customer advances represent payments received in advance of an engagement and are deferred until the service is performed.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

The Company routinely assesses the financial strength of its customers and debtors and believes that its accounts receivable credit risk exposure is limited. Accounts receivable are carried at the original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. An allowance is provided for known and anticipated credit losses, as determined by management in the course of regularly evaluating individual customer receivables. This evaluation takes into consideration a customer's financial condition and credit history, as well as current economic conditions. Accounts receivable are considered delinquent when they are over 90 days past due and are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded in income when received.

Exhibit 99.1 -- Page 8

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years.

Expenditures for maintenance and repairs are charged to income as incurred. Additions and betterments are capitalized. The cost of properties sold or otherwise disposed of, and the accumulated depreciation thereon, is eliminated from the property and reserve accounts, and gains and losses are reflected in the consolidated statements of operations.

INCOME TAXES

The Company elected to be taxed as a partnership for income tax purposes effective June 3, 2001. Accordingly, the members are responsible for income taxes and no provision for income taxes is included in these financial statements for the Company.

The Company's policy is to distribute dividends to provide funds for members to pay income taxes on income reported by the Company. Periodically, additional distributions are paid to reduce equity in excess of management's evaluation of the amount required for working capital. Management believes the payment of additional distributions will not negatively impact profitability or impair the operating needs of the Company. Equity distributions during the years ended December 31, 2015 and 2014 were $1,054,057 and $839,184, respectively.

The Company accounts for the effect of any uncertain tax positions based on a more likely than not threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax benefit is estimated based on a cumulative probability assessment that aggregates the estimated tax liability for all uncertain tax positions. Interest and penalties assessed, if any, are accrued as income tax expense.

The Company has evaluated its tax positions and determined no uncertainty requires recognition. The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions, as well as the required foreign countries. The Company is generally no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2011.

Exhibit 99.1 -- Page 9

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 2015 and 2014 are summarized as follows:

Amounts due for services rendered and billed:	2015	2014
Outstanding less than 90 days	$3,843,137	$2,763,589
Outstanding more than 90 days	97,016	(153,424)
	3,940,153	2,610,165
Less: allowance for doubtful accounts	-	-
Amounts due for services rendered and billed, net	3,940,153	2,610,165
Amounts due for services rendered not billed:
Accounts receivable, net	$3,940,153	$2,610,165

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31,

	2015	2014

Office equipment	$54,829	$52,538
Fixed assets, gross	54,829	52,538
Less: accumulated depreciation	(53,049)	(52,538)
Fixed assets, net	$1,780	$-

Depreciation expense for the years ended December 31, 2014 and 2015 were $511 and $1,780, respectively.

Exhibit 99.1 -- Page 10

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

NOTE 5 - INCOME TAXES

The Company accounts for income taxes under the provisions of the FASB ASC 740, Income Taxes. Although the Company's management believes that their tax estimates are reasonable, there is no assurance that the final determination of tax liability will not be different from what is reflected in the Company's income tax provisions and accruals.

Income tax expense for the years ended December 31, 2015 and 2014 were $87,180 and $34,660, respectively.

NOTE 6 - DEFERRED COMPENSATION

The Company reviews compensation for members on an annual basis and accrues deferred compensation for any excess of amounts owed versus amounts paid to members. As of December 31, 2015 and 2014, deferred compensation was $449,469 and $449,469, respectively.  All dues were paid off as of the report date.

NOTE 7 - RECENT ACCOUNTING PRONOUNCEMENTS

In August 2014, the FASB issued amended guidance related to disclosure of uncertainties about an entity's ability to continue as a going concern. The new guidance requires management to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and, as necessary, to provide related footnote disclosures. The guidance has an effective date of December 31, 2016. The Company believes that the adoption of this new standard will not have a material impact on its financial statements.

In May 2014, the FASB issued Accounting Standard Update, or ASU, 2014-09-Revenue from Contracts with Customers, which provides a single, comprehensive revenue recognition model for all contracts with customers. The core principal of this ASU is that an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. This ASU is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2016. Early adoption is not permitted. The Company is currently evaluating the impact this ASU will have on its financial statements.

Exhibit 99.1 -- Page 11

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

In January 2015, the FASB issued ASU 2015-01-Income Statement-Extraordinary and Unusual Items, which seeks to simplify income statement presentation by eliminating the concept of Extraordinary Items.  This ASU eliminates from U.S. GAAP the concept of extraordinary items.  Subtopic 225-20, Income Statement—Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. The amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. A reporting entity also may apply the amendments retrospectively to all prior periods presented in the financial statements. Early adoption is permitted provided that the guidance is applied from the beginning of the fiscal year of adoption.

In November 20, 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. The ASU is part of the FASB's simplification initiative aimed at reducing complexity in accounting standards. Current U.S. GAAP requires the deferred taxes for each jurisdiction (or tax-paying component of a jurisdiction) to be presented as a net current asset or liability and net noncurrent asset or liability. This requires a jurisdiction-by-jurisdiction analysis based on the classification of the assets and liabilities to which the underlying temporary differences relate, or, in the case of loss or credit carryforwards, based on the period in which the attribute is expected to be realized. Any valuation allowance is then required to be allocated on a pro rata basis, by jurisdiction, between current and noncurrent deferred tax assets. To simplify presentation, the new guidance requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent on the balance sheet. As a result, each jurisdiction will now only have one net noncurrent deferred tax asset or liability. Importantly, the guidance does not change the existing requirement that only permits offsetting within a jurisdiction – that is, companies are still prohibited from offsetting deferred tax liabilities from one jurisdiction against deferred tax assets of another jurisdiction.

NOTE 8 - OPERATING LEASES

The Company leases office space in Chandler, Arizona under net operating lease agreement. Lease expense for leased property has been accounted for under the operating lease method where ownership of the asset does not transfer to the lessee.

Operating lease expense was $46,709 and $29,991 for the years ended December 31, 2015 and 2014, respectively.

Exhibit 99.1 -- Page 12

DC&M PARTNERS, L.L.C.
Notes to Financial Statements
December 31, 2015 and 2014

NOTE 9 - CONCENTRATION OF CREDIT RISK

For the years ended December 31, 2015 and 2014, approximately 62% and 64%, respectively, of the Company's revenue was derived from five customers.   As of December 31, 2015 and 2014, approximately 79% and 72%, respectively, of the Company's accounts receivable were due from five and four customers.

At times the Company may have bank deposits in excess of the maximum amount of U.S. federal deposit insured limits (FDIC). As of December 31, 2015 and 2014, the Company had approximately $1,081,000 and $1,312,000, respectively, in unsecured cash reserves on deposit in excess of the FDIC limit.

NOTE 10 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through October 11, 2016, the date the financial statements were available to be issued.

On July 29, 2015, the Company entered into a membership interest purchase agreement with Ameri Holdings Inc. ("AMERI"), which is based in Princeton, New Jersey, for the purchase of all of the outstanding membership interests of the Company for consideration of: (a) a cash payment in the amount of $3,000,000 at closing, (b) 1,600,000 shares of AMERI common stock, which are to be issued on July 29, 2018 or upon a change of control of AMERI (whichever occurs earlier), and (c) earn-out payments to be paid, if earned, in 2017 and 2018, all as more particularly outlined in the purchase agreement.

Exhibit 99.1 -- Page 13